UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2009

NEW GENERATION BIOFUELS HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	1-34022	26-0067474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Primera Boulevard, Suite 3130
Lake Mary, Florida 32746
(Address of principal executive offices)(Zip Code)
(321) 363-5100
(Registrant’s telephone number, including area code)

N/A
(Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Addendum to Exclusive License Agreement

On April 3, 2009, New Generation Biofuels, Inc. (“NGB”) entered into an addendum (the “Addendum”) to its Exclusive License Agreement (the “License Agreement”) with Ferdinando Petrucci and PTJ Bioenergy Holdings (“PTG”), a company beneficially owned by Abraham Jacobi and Mr. Petrucci.  Mr. Petrucci is the inventor of a biofuel that is the subject of the License Agreement.  Mr. Jacobi is the managing member of 2020 Energy, LLC, the Company’s largest single shareholder, who owns approximately 29.5% of the Company’s outstanding common stock.

The addendum sets forth economic and other terms and conditions of a cross-license back to PTJ of all improvements by NGB to the technology subject to the License Agreement, including the following:

•
The royalty payable by PTJ to us for the cross-licensed technology will equal 5% of PTJ’s revenues outside of our territory, which under the License Agreement includes North America, Central America and the Caribbean.  The Addendum also sets forth various payment, recordkeeping and audit rights associated with the royalty.

•	The parties will seek to identify opportunities to collaborate on joint research and development efforts. We are agreeing to provide reasonable technical assistance to PTJ upon request.

•
Our first offer right under the License Agreement, relating to our further licensing of the biofuels technology outside North America, Central America and the Caribbean, has been amended to reduce the first offer period to 7 days.  The addendum also provides for performance-based matching offers to be valued in order to permit a more accurate comparison and to require a 20% valuation premium if the offer to be matched by us is from a major oil company.

•
The addendum now allows for a 5% sales commission payable by PTJ to us if we introduce PTJ to a potential customer or otherwise substantially assist PTJ in the making of any sale outside North America, Central America and the Caribbean.

The text of the Addendum is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Addendum to Exclusive License Agreement, dated March 30, 2009
99.1	Press Release, dated April 6, 2009, announcing the Addendum to the Exclusive License Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 7, 2009	/s/ Cary J. Claiborne
Name: Cary J. Claiborne Title: President, Chief Executive Officer and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Addendum to Exclusive License Agreement, dated March 30, 2009
99.1	Press Release, dated April 6, 2009, announcing the Addendum to the Exclusive License Agreement